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                                  EXHIBIT 10.10

        FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT BETWEEN DATASOUTH COMPUTER CORPORATION AND WACHOVIA BANK, N.A. DATED AS OF JUNE 30, 1999


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            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of the 30th day of June, 1999, between DATASOUTH COMPUTER CORPORATION (the "Borrower") and WACHOVIA BANK, N.A. (the "Bank").

                                   Background:

                  The Borrower and the Bank have entered into a $9,000,000 Amended and Restated Credit Agreement dated as of March 5, 1999 (the "Credit Agreement", which term shall include all subsequent amendments, extensions and modifications thereto).

                  The Borrower and the Bank wish to amend the Credit Agreement in certain respects as hereinafter provided.

                  NOW, THEREFORE, the Borrower and the Bank agree as follows:

                  SECTION 1. Definitions. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

                  SECTION 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

                  (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

                           "Deed of Trust" means the Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement dated as of June 30, 1999 executed by the Borrower to New Salem, Inc. for the benefit of the Bank, covering the Borrower=s real property located in Charlotte, Mecklenburg County, North Carolina.

                           "Guaranty" means the Guaranty Agreement dated as of June 30, 1999 executed by Bull Run for the benefit of the Bank.

                  (b) Section 1.01 of the Credit Agreement is hereby amended by restating the definition of "Facility B Commitment Reduction Date" in its entirety as follows:

                           "Facility B Commitment Reduction Date" shall mean September 30, 1999, provided that if such day is not a Domestic Business Day, the Facility B Commitment Reduction Date shall be the next succeeding Domestic Business Day.

                  (c) Section 1.01 of the Credit Agreement is hereby amended by restating the definition of "Loan Documents" in its entirety as follows:

                           "Loan Documents" means this Agreement, the Notes, the Security Agreement, the Pledge Agreement, the Deed of Trust, the Guaranty and any other document evidencing or securing the Advances.


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                  (d)      Section 6.03(a) of the Credit Agreement is hereby
                           amended by deleting both references to the date "June 30, 1999" and substituting therefor the date "September 30, 1999."

                  (e) Section 6.03(b) of the Credit Agreement is hereby amended by deleting the date "June 30, 1999" and substituting therefor the date "September 30, 1999."

                  (f) Section 6.05(a) of the Credit Agreement is hereby amended by deleting both references to the date "June 30, 1999" and substituting therefor the date "September 30, 1999."

                  (g) Section 6.05(b) of the Credit Agreement is hereby amended by deleting the date "June 30, 1999" and substituting therefor the date "September 30, 1999."

                  (h) Section 6.21 of the Credit Agreement is hereby amended by deleting such section in its entirety.

                  (i)      Section 6.22 is hereby amended by deleting such
                           section in its entirety and substituting therefor the following:

                                    SECTION 6.22 Interest Coverage. (a) At the
                           end of each Fiscal Quarter, commencing with the Fiscal Quarter ending September 30, 1999, the Interest Coverage Ratio, as determined in accordance with Section 6.22(b), shall not be less than the following limits:

                                    (i) from September 30, 1999 through December
                           31, 1999, the Interest Coverage Ratio shall not be less than 1.85 to 1.00; and

                                    (ii) from January 1, 2000 through December
                           31, 2000, the Interest Coverage Ratio shall not be less than 2.75 to 1.00.

                                    (b) The Interest Coverage Ratio shall be
                           determined at the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending September 30, 1999, and shall be the ratio of EBITDA for the twelve months then ended to Consolidated Interest Expense for the twelve months then ended.


         SECTION 3. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single instrument and any reference to the "Agreement" or any other defined term for the Credit Agreement in the Credit Agreement, the Loan Documents or any certificate, instrument or other document delivered pursuant thereto shall mean the Credit Agreement as amended hereby and as it may be amended, supplemented or otherwise modified hereafter. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, or any of the other Loan Documents nor affect nor impair any rights, powers or remedies under the Credit Agreement, as hereby amended, or any of the other Loan Documents. The Bank hereby reserves all of its rights and remedies against all other parties who may be or may hereafter become secondarily liable for the


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repayment of the Notes. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as hereby amended, and the other Loan Documents, the Credit Agreement, as amended, and the other Loan Documents being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, and the other Loan Documents are in full force and effect.

                  SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Bank as follows:

                  (a) No Default or Event of Default under the Credit Agreement has occurred and is continuing on the date hereof (except those being cured by the amendments effected by this Amendment);

                  (b) The Borrower has the corporate power and authority to enter into this Amendment and the Deed of Trust and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                  (c) This Amendment and the Deed of Trust have been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and each of this Amendment, and the Credit Agreement, as amended hereby, and the Deed of Trust constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms; and

                  (d) The execution and delivery of this Amendment and the Deed of Trust and the Borrower's performance hereunder and under the Credit Agreement, as amended hereby, and under the Deed of Trust, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower other than those which have already been obtained or given, nor be in contravention of or in conflict with the Articles of Incorporation or Bylaws of the Borrower, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower is a party or by which its assets or properties are or may become bound.

                  SECTION 5. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

                  SECTION 6. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of North Carolina with respect to agreements made and to be performed wholly in the State of North Carolina and shall be construed, interpreted, performed and enforced in accordance therewith.

                  SECTION 7. Effective Date. This Amendment shall be effective as of the date first set forth above. This Amendment shall not become effective until the Borrower has executed and delivered to the Bank the Deed of Trust, together with evidence satisfactory to Bank of the Borrower's authority to enter into the Deed of Trust, and Bull Run Corporation has executed and delivered to the Bank the Guaranty together with evidence of Bull Run Corporation's authority to enter into the Guaranty. In addition, the Borrower shall pay all out of pocket fees and expenses of the Bank in connection with this Amendment, the Deed of Trust and the Guaranty, including, without limitation, the reasonable fees and expenses of counsel for the Bank.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                   BORROWER:

Attest:                            DATASOUTH COMPUTER CORPORATION

/s/ K. NICK WALLER                 By: /s/ FREDERICK J. ERICKSON
------------------------               -----------------------------------------
Its: Assistant Secretary           Its: Executive VP - Finance & Administration,
                                        Secretary & Treasurer
  [CORPORATE SEAL]

                                   BANK:

                                   WACHOVIA BANK, N.A.

                                   By: /s/ CHRISTOPHER L. FINCHER
                                       -----------------------------------------
                                       Title: Senior Vice President